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                                                                    EXHIBIT 23.1






INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 33-60310, 33-90452, 33-94594 and 333-10811 of The Gymboree Corporation and
subsidiaries all on Forms S-8 of our report dated February 24, 1999 (March 11, 1999 as to the second paragraph of Note 3), incorporated by reference in this Annual Report on Form 10-K of The Gymboree Corporation and subsidiaries for the fiscal year ended January 30, 1999.






March 26, 1999